                                                              Exhibit 10.2(a)


                                    EXHIBIT A

                                    INVENTORY

Wallace & Gromit in Project Zoo (on the PS2)

Wallace & Gromit in Project Zoo (on the Gamecube)

Wallace & Gromit in Project Zoo (on the Xbox)

Carmen Sandiego (on the PS2, Gamecube and Xbox)

Ed, Edd n Eddy (on the Advanced Game Boy)

PPG Him & Seek (on the Advanced Game Boy)

Samarai Jack (on the Advanced Game Boy)

My Disney Kitchen (on the PSX)

PPG (on the PS2)

Amendment Date: October 17, 2003

Phillips Land LLC (initials of auth. rep) GRP

BAM! Entertainment, Inc. (initials of auth. rep) SMA

                                        i